Exhibit 99.3

Pak-It, LLC and Subsidiary

Consolidated Financial Statements
September 30, 2009 and 2008
With Independent Auditors’ Report

Pak-It, LLC and Subsidiary
Table of Contents
September 30, 2009 and 2008

Independent Auditors’ Report	1
Consolidated Financial Statements
Consolidated Balance Sheets	2
Consolidated Statements of Operations and Members’ Deficit	3
Consolidated Statements of Cash Flows.	4
Notes to Consolidated Financial Statements	5-10

WithumSmith+Brown, PC
A Professional Corporation
Certified Public Accountants and Consultants

One Spring Street
New Brunswick, NJ 08901
732.828.1614 fax 732.828.5156

www.withum.com

Additional Offices in New Jersey, New York,
Pennsylvania, Maryland, Colorado and Florida

Independent Auditors’ Report

To the Members,
Pak-It, LLC and Subsidiary:

We have audited the accompanying consolidated balance sheets of Pak-It, LLC and Subsidiary (the “Companies”) as of September 30, 2009 and 2008, and the related consolidated statements of operations and members’ deficit and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to in the first paragraph present fairly, in all material respects, the consolidated financial position of Pak-It, LLC and Subsidiary as of September 30, 2009 and 2008 and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ WithumSmith+Brown, PC

October 19, 2010

Pak-It, LLC and Subsidiary
Consolidated Balance Sheets
September 30, 2009 and 2008

	2009	2008
Assets

Current assets
Cash and cash equivalents	$578,249	$274,790
Accounts receivable, net	460,196	720,952
Inventory	781,203	843,156
Prepaid expenses	18,081	66,548
Total current assets	1,837,729	1,905,446

Property and equipment - net	675,887	638,089

Other assets
Patents net of amortization	10,608	12,981
Goodwill	775,977	775,977
Total other assets	786,585	788,958
	$3,300,201	$3,332,493
Liabilities and Members' Deficit

Current liabilities
Accounts payable	$109,261	$237,171
Accrued expenses	652,601	325,287
Line of credit payable	--	320,020
Current maturities of long term debt	163,684	109,847
Total current liabilities	925,546	992,325

Long-term debt, net of current maturities	2,654,604	2,559,373

Members' deficit	(279,949)	(219,205)
	$3,300,201	$3,332,493

Pak-It, LLC and Subsidiary
Consolidated Statements of Operations and Members’ Deficit
Years Ended September 30, 2009 and 2008

	2009	2008

Sales, net	$7,792,423	$5,946,758

Cost of sales
Beginning inventory	843,156	890,629
Raw materials purchased	1,763,059	1,353,048
Containers and packaging purchased	1,423,841	1,178,823
Freight and trucking expense	313,823	303,190
Direct labor	960,069	730,384
Other direct costs	1,411,330	1,209,143
	6,715,278	5,665,217
Less ending inventory	781,203	843,156
Cost of sales	5,934,075	4,822,061

Gross profit	1,858,348	1,124,697

Selling, general and administrative expenses	1,535,612	1,210,679

Income (loss) from operations	322,736	(85,982)

Other income (expense)
Interest income	2,748	1,199
Interest expense	(339,937)	(252,773)
Royalty fees	98,609	42,445
Gain on sale of asset	7,100	--
	(231,480)	(209,129)
Income (loss) before provision for income taxes	91,256	(295,111)

Provision for income taxes	152,000	--

Net loss	(60,744)	(295,111)

Members' (deficit) equity - beginning of year	(219,205)	75,906

Members' deficit - end of year	$(279,949)	$(219,205)

The Notes to Consolidated Financial Statements are an integral part of these statements.

Pak-It, LLC and Subsidiary Consolidated Statements of Cash Flows Years Ended September 30, 2009 and 2008

	2009	2008
Cash flows from operating activities
Net loss	$(60,744)	$(295,111)
Adjustments to reconcile net loss to net cash provided (used) by operating activities
Depreciation	76,616	58,604
Amortization	2,373	2,043
Gain on sale of asset	(7,100)	--
Changes in current assets and liabilities
Accounts receivable	260,756	(101,012)
Inventory	61,953	30,939
Prepaid expenses	48,467	94,571
Accounts payable	(127,910)	19,061
Accrued expenses	327,314	(204,478)
Net cash provided (used) by operating activities	581,725	(395,383)

Cash flows from investing activities
Purchase of property and equipment	(114,414)	(112,268)
Proceeds from sale of asset	7,100	--
Purchase of patents	--	(2,599)
Business acquisition, net of cash acquired	--	(1,580,282)
Net cash used by investing activities	(107,314)	(1,695,149)

Cash flows from financing activities
Proceeds of long-term debt	201,415	2,000,000
Payments of long-term debt	(52,347)	--
Net change in line of credit payable	(320,020)	320,020
Net cash (used) provided by financing activities	(170,952)	2,320,020

Net change in cash and cash equivalents	303,459	229,488

Cash and cash equivalents
Beginning of year	274,790	45,302

End of year	$578,249	$274,790

Supplemental disclosure of cash flow information
Cash paid during the year for
Interest	$158,892	$78,759
Income taxes	$--	$--
Noncash investing and financing activities
Long-term debt issued in conjuction with business acquisition	$--	$669,220

The Notes to Consolidated Financial Statements are an integral part of these statements.

Pak-It, LLC and Subsidiary
Notes to Consolidated Financial Statements
September 30, 2009 and 2008

1.	Summary of Significant Accounting Policies

Significant accounting policies followed by the Companies in the preparation of the accompanying consolidated financial statements are summarized as follows:

Principles of Consolidation
The consolidated financial statements include the accounts and balances of Pak-It, LLC (“Pak-It”) and its wholly owned subsidiary, Dickler Chemical Laboratories of Florida, Inc. (“DCL”), (collectively the “Companies”).  All significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Business
The Companies are in the business of manufacturing and distributing soaps, janitorial supplies and waxes under its house brand name or customer’s private label.  The Companies’ customers are primarily commercial cleaning companies and are located throughout the United States.

Cash and Cash Equivalents
The Companies consider all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Inventories
Inventories are stated at the lower of cost or market and consist of raw materials, work in process inventory and finished goods.  Cost is being determined on the first-in, first-out method.

Accounts Receivable and Credit Policies
Receivable are unsecured obligations due from the customers under terms requesting payments upon receipt of invoice up to ninety days, depending on the customer.  Accounts receivable are stated at the amounts billed to the customer.  The Companies do not accrue interest on unpaid receivables.  Payments of accounts receivable are allocated to the specific invoices identified on the customer’s remittance advice or, if unspecified, are applied to the earliest unpaid invoices.

The carrying value of accounts receivable is reduced by a valuation allowance which reflects management’s best estimate of amounts that may not be collectable.  Accounts receivable determined to be uncollectible are recognized using the allowance method.  The allowance for doubtful accounts for the years ended September 30, 2009 and 2008 was $7,884 and $10,560, respectively.

Property and Equipment
Property and equipment are stated at cost.  Depreciation and amortization are provided under the straight-line method based upon the following estimated useful lives:

Description	Estimated Life (Years)

Automobiles, computers and equipment	5-7
Leasehold improvements	Lesser of estimated life or term of lease

Major replacements and improvements of property and equipment are capitalized. Minor replacements, repairs and maintenance are charged to expense as incurred. Upon retirement or sale, the cost of the assets disposed and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is recorded in operations.

Pak-It, LLC and Subsidiary
Notes to Consolidated Financial Statements
September 30, 2009 and 2008

Goodwill and Other Intangible Assets
The Companies follow the provisions of Statement of Financial Accounting Standard No. 142, Goodwill and Other Intangible Assets (as amended) (“SFAS 142”).  Intangible assets consist of patents and goodwill, which is reviewed annually for impairment.  No impairment charge was necessary for periods presented in these consolidated financial statements.

Patent costs include all costs to date in applying for pending patents, less any amortization.  The costs of obtaining the patents will be amortized over the term of the patents.

Advertising Costs
Advertising costs are charged to activities when incurred.  Advertising expense amounted to $93,323 and $55,091 in 2009 and 2008, respectively.

Sales Tax
Sales taxes collected from customers are classified as liabilities when collected, and are reflected as a reduction of revenue.

Revenue Recognition
The Companies recognize revenue when it is realized or realizable and earned.  The Companies consider revenue realized or realizable and earned when it has persuasive evidence of an arrangement, delivery has occurred, the sales price is fixed or determinable, and collectability is reasonably assured.

Income Taxes
No provision has been made for income taxes for Pak-It, LLC, because it has elected to be taxed as a partnership for federal income tax purposes, and as such the income or loss is included in the taxable income of its members.

The Companies adopted the accounting pronouncement dealing with uncertain tax positions, as of October 1, 2008.  Upon adoption of this accounting pronouncement, the Companies had no unrecognized tax benefits. Furthermore, the Companies had no unrecognized tax benefits at September 30, 2009.

The Companies file tax returns in the U.S. federal jurisdiction and various states.  The Companies currently have no open years prior to 2006.  The subsidiary files its federal and state corporate tax returns as a C corporation.

Deferred income tax assets and liabilities are recognized for the temporary differences between financial and income tax reporting basis of assets and liabilities based on enacted tax rates and laws.  At September 30, 2009 and 2008, the Companies had no material deferred income tax assets or liabilities.

Retirement Plan
The Companies have a discretionary contributory thrift and savings plan for all employees, meeting certain service requirements, which qualifies under Section 401(k) of the Internal Revenue Service Code.  For the years ended September 30, 2009 and 2008, retirement plan expense was $13,776 and $3,593, respectively.

Use of Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Pak-It, LLC and Subsidiary
Notes to Consolidated Financial Statements
September 30, 2009 and 2008

Concentration of Risk
The Companies, at times, maintain cash balances at financial institutions in excess of amounts insured by the Federal Deposit Insurance Corporation.  Management monitors the soundness of these institutions and has not experienced any collection losses with these institutions.

2.	Inventory

Inventory consists of the following at September 30:
	2009	2008
Raw materials	$577,016	$630,127
Work-in-process	120,324	129,596
Finished goods	83,863	83,433
	$781,203	$843,156

3.	Property and Equipment

Property and equipment consist of the following at September 30:
	2009	2008
Automobiles, computers and equipment	$904,660	$817,875
Leasehold improvements	775,143	747,514
	1,679,803	1,565,389
Less: Accumulated depreciation	1,003,916	927,300
Property and equipment, net	$675,887	$638,089

Depreciation included as a charge to operations for the years ended September 30, 2009 and 2008 was $76,616 and $58,604, respectively

4.	Intangible Assets

Goodwill (not subject to amortization)
Changes in the carrying amount of goodwill are as follows:

Balance, October 1, 2007	$--
Arising in completed business combinations (Note 10)	775,977
Balance at September 30, 2008	775,977

There were no changes in the net carrying amount of goodwill for the year ended September 30, 2009.

Patents
Patents consisted of the following at September 30:
	2009	2008
Patents	$30,452	$30,452
Less: Accumulated amortization	19,844	17,471
Patents - net	$10,608	$12,981

Amortization expense included as a charge to operations amounted to $2,373 and $2,043 for the years ended September 30, 2009 and 2008, respectively.

Pak-It, LLC and Subsidiary
Notes to Consolidated Financial Statements
September 30, 2009 and 2008

At September 30, 2009, the future amortization for each of the next five years is as follows:

Year	Amount
2010	$2,373
2011	2,373
2012	2,087
2013	1,800
2014	1,354
Thereafter	621
$10,608

5.	Line of Credit - Bank

The Companies have a line of credit with a bank that expires October 31, 2013.  The line provides for interest at prime plus 0.50 percent with maximum borrowings of $1,550,000.  The line is secured by the subsidiary’s accounts receivable, inventories, equipment, and all other non-real estate assets.  The Companies had outstanding borrowings of $ -0- and $320,020 on this line at September 30, 2009 and 2008, respectively. The bank’s prime rate was 3.25 percent and 5.00 percent at September 30, 2009 and 2008, respectively.

6.	Debt

Outstanding debt consists of the following at September 30, 2009:

	2009	2008

Note payable – Larry Dickler, interest at 6 percent, payments of $150,000 per year, secured by a letter of credit, due in full October 2013 (A)	$559,373	$669,220

Term loan – Liberty Bank, due in full on October 13, 2013, interest at 7.75 percent, secured by all assets of the Companies (A)	201,415	--

Member note payable – Private Equity Fund of West Florida, LLC, due in full on October 31, 2013, interest at 10.6 percent, interest payments of 8 percent due on February 1, May 1st, August 1st, and November 1st (A)	1,307,500	1,250,000

Member note payable – Private Equity Fund of West Florida, LLC, due in full on October 31, 2015, interest at 13.2 percent (A)	750,000	750,000
	2,818,288	2,669,220
Less current maturities	163,684	109,847
Long-term debt, net of current maturities	$2,654,604	$2,559,373

(A)	– All of the above loans were repaid in full in December 2009.

Pak-It, LLC and Subsidiary
Notes to Consolidated Financial Statements
September 30, 2009 and 2008

Contractual aggregate maturities of long-term debt for the years ended September 30, were as follows:

Year	Amount

2010	$163,684
2011	174,465
2012	185,970
2013	236,669
2014	--
2015 and thereafter	2,057,500
$2,818,288

7.	Lease Commitments and Contingencies

The principal types of property leased by the Companies are premises for manufacturing and office use and vehicles.  The most significant obligation under the lease terms are the maintenance of the facilities, utilities, insurance and real estate taxes.

Total rent expense for the Companies was $50,004 and $45,837 for the years ended September 30, 2009 and 2008, respectively.

The approximate aggregate minimum annual rental commitments, under all noncancelable leases with terms of one year or more for the periods set forth above, are as follows:

Year	Amount

2010	$50,000
2011	50,000
2012	50,000
2013	54,583
2014	55,000
2015 and thereafter	13,750

The Companies are involved in negotiations with the previous owner of DCL with respect to the amount of commission he may be due under the terms of his employment agreement. The outcome of this matter is not currently determinable.

8.	Income Taxes

The provision for income taxes consists of the following at September 30:

	2009	2008

State – current	$30,000	$--
Federal – current	122,000	--
	$152,000	$--

The provision for income taxes is different than the federal statutory rate applied to income or loss to earnings before provision for income taxes primarily because of the allocation of income to DCL, which files as a C Corporation and losses to Pak-It, LLC which files as a partnership.

Pak-It, LLC and Subsidiary
Notes to Consolidated Financial Statements
September 30, 2009 and 2008

9.	Acquisitions

The Companies follow SFAS No. 141, “Business Combinations”.  Under this standard, business acquisitions are accounted for under the purchase method and goodwill represents the excess of the purchase price of a business over the fair market value of the net assets acquired at the date of acquisition.  This statement also addresses the recognition of acquired intangible assets apart from goodwill as it arises from contractual and other legal rights.  If an intangible does not arise from contractual or other legal rights, it shall be recognized as an asset apart from goodwill only if it is capable of being separated or divided from the acquired entity and sold, transferred, licensed, rented or exchanged.

In October 2007, Pak-It, LLC completed a business acquisition, whereby Pak-It, LLC acquired 100 percent of the outstanding shares of Dickler Chemical Laboratories, Inc. common stock.  The results of DCL’s operations have been included in the consolidated financial statements since that date.  DCL specializes in cleaning and the manufacturing of specialty chemicals.

The aggregate purchase price was $2,811,854.   Following is a condensed consolidated balance sheet showing the fair value of the assets acquired and the liabilities assumed as of the date of acquisition:

Current assets	$2,186,901
Property and equipment	584,425
Intangible assets	788,402
3,559,728
Current liabilities	(455,350)
Long term debt, net of current maturities	(292,524)
Net assets acquired	$2,811,854

10.	Subsequent Events

The Companies have evaluated subsequent events occurring after the balance sheet date through the date of October 19, 2010, which is the date the consolidated financial statements were available to be issued.  Based on this evaluation, the Companies have determined that the following subsequent events should be disclosed:
•	In December of 2009, the Companies paid off all outstanding loans and notes payable (Notes 5 and 6).
•	On September 30, 2009, the Companies were acquired by a publicly traded company.